UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
______________
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 28, 2022

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201
Vero Beach,	Florida	32963
(Address of Principal Executive Offices)		(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbols	Name of Exchange on which registered
Preferred Stock, 7.00% Series C Cumulative Redeemable	ARR-PRC	New York Stock Exchange
Common Stock, $0.001 par value	ARR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

ARMOUR held its Annual Meeting at 10:30 a.m. (EDT) on April 28, 2022, for the purpose of: (i) electing ten (10) directors to ARMOUR’s Board of Directors until its 2023 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) ratifying the appointment of Deloitte & Touche LLP (“Deloitte”) as ARMOUR’s independent registered certified public accountants for fiscal year 2022; and (iii) approving, by a non-binding advisory vote, ARMOUR’s 2021 executive compensation As of the record date of March 4, 2022, there were a total of 96,048,848 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 66,864,238 shares of Common Stock, or approximately 69.6% of the shares outstanding and entitled to vote at the Annual Meeting, were represented in person or by proxy; therefore, a quorum was present.
Proposal 1 — To elect ten (10) directors to ARMOUR’s Board of Directors until its 2023 annual meeting of stockholders and until their successors are duly elected and qualified.
The ten (10) nominees proposed by ARMOUR’s Board of Directors were each elected to serve as a director until ARMOUR’s annual meeting of stockholders to be held in 2023 and until his or her successor is duly elected and qualified. The voting results for each nominee were as follows.

Nominee	For	Against	Abstain	Broker Non-Votes
Scott J. Ulm	40,173,847	1,784,931	402,118	24,503,342
Jeffrey J. Zimmer	40,143,447	1,824,045	393,404	24,503,342
Daniel C. Staton	38,909,801	3,050,750	400,345	24,503,342
Marc H. Bell	37,236,650	4,711,103	413,143	24,503,342
Z. Jamie Behar	40,331,786	1,595,954	433,156	24,503,342
Carolyn Downey	40,243,299	1,703,300	414,297	24,503,342
Thomas K. Guba	40,169,518	1,793,161	398,217	24,503,342
Robert C. Hain	39,707,425	1,873,858	779,613	24,503,342
John P. Hollihan, III	40,146,077	1,818,971	395,848	24,503,342
Stewart J. Paperin	40,283,433	1,684,275	393,188	24,503,342

Proposal 2 — To ratify the appointment of Deloitte & Touche LLP as ARMOUR’s independent registered certified public accountants for fiscal year 2022.

Stockholders voted to ratify the appointment of Deloitte as ARMOUR’s independent registered certified public accountants for the fiscal year ending December 31, 2022. The proposal received the following final voting results:

For	Against	Abstain
65,206,728	950,945	706,565

Proposal 3 — To approve, by a non-binding advisory vote, ARMOUR’s 2021 executive compensation.

Stockholders voted to approve, by a non-binding advisory vote, ARMOUR’s 2021 executive compensation. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes
34,214,745	7,300,915	845,236	24,503,342

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2022

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ James R. Mountain
Name: James R. Mountain
Title: Chief Financial Officer